Stockholders' Equity and Regulatory Capital	12 Months Ended
Mar. 31, 2015
Stockholders Equity And Regulatory Capital [Abstract]
Stockholders's Equity and Regulatory Capital

Note 7 – Stockholders’ Equity and Regulatory Capital

Stock Repurchase Plan

On March 11, 2015, the Company announced that the Board of Directors authorized a stock repurchase plan to acquire up to 2,731,000 shares, or 10% of the Company’s outstanding stock. The repurchase program was effective on April 2, 2015; therefore, no stock was repurchased under the plan through March 31, 2015.

Regulatory Capital

The Company and its subsidiary Bank are subject to regulatory capital requirements promulgated by the federal banking agencies. The Federal Reserve establishes capital requirements, including well capitalized standards, for the consolidated financial holding company, and the OCC has similar requirement for the Company’s subsidiary bank.

Prior to January 1 2015, quantitative measures were established by regulation to ensure capital adequacy which required the Bank to maintain minimum amounts and ratios of Total, Tier 1 capital (as defined by regulations) to risk-weighted assets (as defined), and of Core tier 1 capital to adjusted total assets (as defined).

Effective January 1, 2015, the Company adopted the Basel III final rule. Based on the Company’s capital levels and statement of condition composition at March 31, 2015, the implementation of the new rule had no material impact on our regulatory capital level or ratios at the Bank level. The new rule establishes limits at the Company level and increases the minimum Tier 1 capital to risk based assets requirement from 4% to 6% of risk-weighted assets; establishes a new common equity Tier 1 capital; and assigns a higher risk weight (150%) to exposures that are more than 90 days past due or are on nonaccrual status and to certain commercial real estate facilities that finance the acquisition, development or construction of real property. The new rule has a capital conservation buffer requirement that will be phased in beginning January 1, 2016 through January 1, 2019, when the full capital conservation buffer requirement will be effective. Management believes, as of March 31, 2015 and 2014, that the Bank met all capital adequacy requirements to which it was subject.

The following table sets forth the Company’s and the Bank’s capital positions at March 31, 2015 and the Bank’s capital position at March 31, 2014 as compared to minimum regulatory capital requirements:

			Regulatory Capital Requirements
			Minimum Capital		For Classification as
	Actual		Adequacy		Well-Capitalized
	Amount	Ratio	Amount	Ratio	Amount	Ratio
	(Dollars In Thousands)
March 31, 2015:
Total risk-based capital (to risk-weighted assets)
Bank	$249,980	45.96%	$43,508	8.00%	$54,385	10.00%
Company	371,957	67.51	44,075	8.00	55,094	10.00
Tier 1 capital (to risk-weighted assets)
Bank	246,505	45.33	32,631	6.00	43,508	8.00
Company	368,482	66.88	33,056	6.00	44,075	8.00
Common equity (tier 1) capital (to risk-weighted assets)
Bank	246,505	45.33	24,473	4.50	35,350	6.50
Company	368,482	66.88	24,792	4.50	35,811	6.50
Core (tier 1) capital (to average total assets)
Bank	246,505	21.55	45,752	4.00	57,189	5.00
Company	368,482	30.88	47,735	4.00	59,669	5.00
March 31, 2014:
Total risk-based capital (to risk-weighted assets)	$172,716	35.67%	$38,740	8.00%	$48,426	10.00%
Tier 1 capital (to risk-weighted assets)	169,645	35.03	19,370	4.00	29,055	6.00
Core (tier 1) capital (to adjusted total assets)	169,645	13.41	50,586	4.00	63,233	5.00
Tier 1 risk-based capital (to adjusted tangible assets)	169,645	13.41	18,970	1.50	—	—

In January 2015, the most recent notification from the OCC categorized the Bank as well capitalized as of June 30, 2014, under the regulatory framework for prompt corrective action. There are no conditions existing or events which have occurred since notification that management believes have changed the Bank’s category.